UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 18, 2005


                               CALPINE CORPORATION
                            (A Delaware Corporation)

                        Commission file number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 -- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     The Board of Directors of Calpine Corporation (the "Company") has approved, and the Company and the Rights Agent have entered into, Amendment No. 2 to Rights Agreement, dated as of March 18, 2005 (the "Amendment"), amending the Company's Amended and Restated Rights Agreement, dated as of September 19, 2001, as amended by Amendment No. 1 to Rights Agreement, dated as of September 28, 2004 (as amended to date, the "Rights Agreement"). Pursuant to the Rights Agreement, each share of the Company's common stock, par value $.001 per share, includes one preferred share purchase right (a "Right") representing a contingent right to purchase, under certain circumstances, one one-thousandth of a share of the Company's Series A Participating Preferred Stock, par value $.001 per share. Pursuant to the Amendment, the "Final Expiration Date," as defined in the Rights Agreement, has been changed from June 5, 2007 (the date that is ten years after the original Rights dividend declaration date), to May 1, 2005. The change will have the effect of causing the Rights Agreement and the Rights to terminate at the close of business on May 1, 2005, unless a change of control event under the Rights Agreement occurs prior thereto. Amendment No. 2 to Rights Agreement is filed herewith as Exhibit 4.1.


SECTION 3 -- SECURITIES AND TRADING MARKETS

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

     The information set forth under Item 1.01 "Entry into a Material Definitive Agreement" of this From 8-K is incorporated herein by reference.


SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

     Not  Applicable

(b)  Pro Forma Financial Information.

     Not  Applicable

(c)  Exhibits.

     4.1. Amendment No. 2 to Rights Agreement, dated as of March 18, 2005, between Calpine Corporation and EquiServe Trust Company, N.A., as Rights Agent


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       ------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer


Date: March 22, 2005



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                                    EXHIBITS


4.1. Amendment No. 2 to Rights Agreement, dated as of March 18, 2005, between Calpine Corporation and EquiServe Trust Company, N.A., as Rights Agent